Exhibit 10.1

FOURTH AMENDMENT AGREEMENT

This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 5th day of August, 2025 among:

(a)           RAMACO RESOURCES, INC., a Delaware corporation (“Ramaco”);

(b)           each other borrower party to the Credit Agreement, as hereinafter defined (together with Ramaco, collectively, the “Borrowers” and, individually, each a “Borrower”);

(c)           the Lenders, as defined in the Credit Agreement; and

(d)           KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Agent”).

WHEREAS, the Borrowers, the Agent and the Lenders are parties to that certain Second Amended and Restated Credit and Security Agreement, dated as of February 15, 2023 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement (as amended by this Amendment); and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree as follows:

1.             Amendment to Restrictions on Equity Issuances. Section 7.7 of the Credit Agreement is hereby amended to delete subpart (b) therefrom.

2.             Conditions Precedent. This Amendment shall become effective upon the date on which each of the following conditions has been satisfied:

(a)            The Borrowers and the Required Lenders shall execute and deliver to the Agent this Amendment; and

(b)            The Borrowers shall execute and deliver to the Agent an amendment fee letter and pay to the Agent, for the benefit of the applicable Lenders, the fees set forth therein.

3.             Expenses. The Borrowers shall reimburse the Agent for all costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.

4.             Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that: (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrowers or any law applicable to the Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrowers are not aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ obligations or liabilities under the Credit Agreement or any other Loan Document; and (g) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms.

5.             Waiver and Release. The Borrowers, by signing below, hereby waive and release the Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.             References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

7.             Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.             Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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9.             Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.           Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. THE BORROWERS, THE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

RAMACO RESOURCES, INC.

By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman and Chief Executive Officer

RAMACO DEVELOPMENT, LLC
RAM MINING, LLC
RAMACO COAL SALES, LLC
RAMACO RESOURCES, LLC
RAMACO RESOURCES LAND
HOLDINGS, LLC
RAMACO COAL, INC.
MABEN COAL LLC
CARBON RESOURCES DEVELOPMENT, INC.

RAMACO COAL, LLC

By:	/s/ Jeremy R. Sussman
Jeremy R. Sussman
Vice President and Treasurer

Signature Page to

Fourth Amendment Agreement
(Ramaco)

KEYBANK NATIONAL ASSOCIATION
as the Agent and as a Lender

By:	/s/ Timothy W. Kenealy
Timothy W. Kenealy
Vice President

Signature Page to

Fourth Amendment Agreement
(Ramaco)

CADENCE BANK
as a Lender

By:	/s/ Zack Munn
Name:	Zack Munn
Title:	Vice President

Signature Page to

Fourth Amendment Agreement
(Ramaco)

ASSOCIATED BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Brian Roman
Name:	Brian Roman
Title:	Sr. Vice President

Signature Page to

Fourth Amendment Agreement
(Ramaco)

CITY NATIONAL BANK
as a Lender

By:	/s/ Charles Fox
Name:	Charles Fox
Title:	VP, Commercial Banker

Signature Page to

Fourth Amendment Agreement
(Ramaco)

STAR FINANCIAL BANK
as a Lender

By:	/s/ Sarah E. Ratner
Name:	Sarah E. Ratner
Title:	SVP, Senior Credit Officer

Signature Page to

Fourth Amendment Agreement
(Ramaco)

TRUSTMARK BANK
as a Lender

By:	/s/ Matt Farrell
Name:	Matt Farrell
Title:	First Vice President

Signature Page to

Fourth Amendment Agreement
(Ramaco)